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COLCHESTER STREET TRUST: DOMESTIC PORTFOLIO AND RATED MONEY MARKET

PORTFOLIO

INVESTMENTS AT MARCH 31, 1998 (UNAUDITED)







DOMESTIC PORTFOLIO                            RATED MONEY MARKET PORTFOLIO                COMBINED



ANUALIZED                                     ANUALIZED



YIELD AT  DUE       PRINCIPAL    VALUE        YIELD AT     DUE     PRINCIPAL  VALUE        PRINCIPAL     VALUE       CUSIP

TIME                                          TIME



OF        DATE      AMOUNT       (NOTE 1)     OF PURCHASE  DATE    AMOUNT     (NOTE 1)     AMOUNT        (NOTE 1)

PURCHASE

CERTIFICATES OF DEPOSIT -- 18.6%







DOMESTIC CERTIFICATES OF DEPOSIT -- 10.0%



CHASE MANHATTAN BANK (USA) DELAWARE

5.65      4/6/98    20,000,000   20,000,000                                                20,000,000   20,000,000  161991BA



CHASE MANHATTAN BANK (USA) DELAWARE

5.71      4/6/98    5,000,000    4,999,958                                                 5,000,000    4,999,958   161991BE



FIRST NATIONAL BANK OF CHICAGO

5.70      3/3/99    15,000,000   14,993,382                                                15,000,000   14,993,382  9959903F



FLEET NATIONAL BANK

5.53      6/10/98   60,000,000   60,000,000                                                60,000,000   60,000,000  397998AB



FLEET NATIONAL BANK                            5.53        6/10/98 10,000,000  10,000,000  10,000,000   10,000,000  397998AA



NATIONSBANK, NA

5.60      2/10/99   10,000,000   9,995,860                                                 10,000,000   9,995,860   643998AM



SUNTRUST BANK, ATLANTA

5.52      5/6/98    30,000,000   29,999,425    5.52        5/6/98  10,000,000  9,999,808   40,000,000   39,999,233  93099PDE



WACHOVIA BANK, NA

5.62(A)   4/17/98   15,000,000   14,994,812                                                15,000,000   14,994,812  92976PFD



TOTAL DOMESTIC

CERTIFICATES OF DEPOSIT          154,983,437                                   19,999,808               174,983,245







CHICAGO BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 0.3%



ABN--AMRO BANK NV

                                               5.54        2/2/99   5,000,000   4,998,351  5,000,000    4,998,351   032993RU



                                                                                4,998,351               4,998,351



NEW YORK BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 6.2%



AUSTRALIA & NEW ZEALAND BANKING GROUP

                                               5.70        4/2/98   5,000,000   5,000,004  5,000,000    5,000,004   0525289U



BANK OF MONTREAL, CANADA

                                               5.57        4/6/98   5,000,000   5,000,000  5,000,000    5,000,000   063990CJ



BANK OF MONTREAL, CANADA

                                               5.52        5/4/98   5,000,000   5,000,000  5,000,000    5,000,000   063990CC



BANK OF NOVA SCOTIA                            5.97        7/21/98  1,000,000   999,530    1,000,000    999,530     669991KB



BANK OF TOKYO - MITSUBISHI LTD.                6.03        4/20/98  9,000,000   9,000,000  9,000,000    9,000,000   88999HEM



BANQUE NATIONALE DE PARIS                      5.52        5/5/98   5,000,000   5,000,000  5,000,000    5,000,000   055992YE



BARCLAYS BANK, PLC                             5.52        5/13/98  5,000,000   5,000,000  5,000,000    5,000,000   06799MET



BARCLAYS BANK, PLC                             5.52        5/20/98  7,000,000   7,000,000  7,000,000    7,000,000   06799MEU



BAYERISCHE HYPOTHEKEN--UND WECHSEL             5.56        5/11/98  5,000,000   5,000,000  5,000,000    5,000,000   07299GDK



BAYERISCHE VEREINSBANK AG                      5.66        5/4/98   5,000,000   5,000,000  5,000,000    5,000,000   072992LC



CREDIT AGRICOLE INDOSUEZ                       5.52        5/20/98  2,000,000   2,000,000  2,000,000    2,000,000   22799HDD



DEUTSCHE BANK, AG                              5.58        4/15/98  6,000,000   5,999,718  6,000,000    5,999,718   252999DL



DEUTSCHE BANK, AG                              5.52        8/3/98   5,000,000   5,000,000  5,000,000    5,000,000   252999DC



DRESDNER BANK, AG                              5.56        4/6/98   5,000,000   5,000,000  5,000,000    5,000,000   261990NQ



NATIONAL WESTMINSTER BANK, PLC                 6.00        6/23/98  3,000,000   2,999,420  3,000,000    2,999,420   638990PC



NATIONAL WESTMINSTER BANK, PLC                 5.89        7/22/98  5,000,000   4,999,186  5,000,000    4,999,186   638990PH



NATIONAL WESTMINSTER BANK, PLC                 5.97        8/7/98   3,000,000   2,998,654  3,000,000    2,998,654   638990PM



ROYAL BANK OF CANADA                           5.60        2/10/99  5,000,000   4,997,102  5,000,000    4,997,102   780990GH



SOCIETE GENERALE, FRANCE                       5.58        6/8/98   5,000,000   5,000,000  5,000,000    5,000,000   85899PJD



SOCIETE GENERALE, FRANCE                       5.53        8/4/98   5,000,000   5,000,000  5,000,000    5,000,000   85899PFN



SOCIETE GENERALE, FRANCE                       5.55        8/24/98  5,000,000   5,000,000  5,000,000    5,000,000   85899PGT



SWISS BANK CORP.                               5.97        8/28/98  2,000,000   1,999,610  2,000,000    1,999,610   8709905Q



SWISS BANK CORP.                               5.75        3/24/99  5,000,000   4,995,229  5,000,000    4,995,229   8709906E



TOTAL NEW YORK BRANCH, YANKEE DOLLAR, FOREIGN BANKS                             107,988,453             107,988,453











PORTLAND BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 0.1%



BANK OF NOVA SCOTIA                            6.20        4/1/98   2,000,000   2,000,000  2,000,000    2,000,000   669991HV



                                                                                2,000,000               2,000,000



LONDON BRANCH, EURODOLLAR, FOREIGN BANKS - 2.0%



BANCO BILBAO VIZCAYA, SA                       5.65        4/7/98   2,000,000   2,000,003  2,000,000    2,000,003   05999MCH



BARCLAYS BANK, PLC                             5.80        4/23/98  5,000,000   5,000,000  5,000,000    5,000,000   06799MEA



NATIONAL AUSTRALIA BANK LTD.                   5.72        4/14/98  5,000,000   4,999,930  5,000,000    4,999,930   632990AY



NATIONAL WESTMINSTER BANK, PLC                 5.52        4/6/98   7,000,000   6,999,999  7,000,000    6,999,999   638990QH



NORDDEUTSCHE LANDESBANK GIROZENTRALE           5.56        4/15/98  10,000,000  9,999,604  10,000,000   9,999,604   65599BBK



WESTDEUTSCHE LANDESBANK GIROZENTRALE           5.52        6/4/98   6,000,000   6,000,105  6,000,000    6,000,105   957991SS



TOTAL LONDON BRANCH, EURODOLLAR, FOREIGN BANKS                                  34,999,641              34,999,641



TOTAL CERTIFICATES OF DEPOSIT

                                 154,983,437                                    169,986,253             324,969,690







COMMERCIAL PAPER -- 38.2%



AMERICAN EXPRESS CREDIT CORP.

5.56      4/7/98    25,000,000    24,976,958                                               25,000,000   24,976,958  025990SW



AMERICAN EXPRESS CREDIT CORP.

5.56      4/8/98    25,000,000    24,973,118                                               25,000,000   24,973,118  025990SX



AMERICAN EXPRESS CREDIT CORP.

5.59      5/14/98   5,000,000     4,966,854                                                5,000,000    4,966,854   025990TC



ASPEN FUNDING CORP.                             5.60       4/15/98   5,000,000  4,989,189  5,000,000    4,989,189   04699XBW



ASPEN FUNDING CORP.                             5.59       4/16/98   15,000,000 14,965,313 15,000,000   14,965,313  04699XBX



ASSET SECURITIZATION COOP. CORP.

5.58      5/7/98    7,000,000     6,961,220                                                7,000,000    6,961,220   04599RHF



ASSET SECURITIZATION COOP. CORP.                5.59       4/14/98   2,000,000  1,995,992  2,000,000    1,995,992   04599RGY



ASSET SECURITIZATION COOP. CORP.                5.52       5/8/98    2,000,000  1,988,808  2,000,000    1,988,808   04599RGP



ASSOCIATES CORP. OF NORTH AMERICA

5.53      5/18/98   10,000,000    9,928,717     5.53       5/18/98   5,000,000  4,964,358  15,000,000   14,893,075  04699JLP



ASSOCIATES CORP. OF NORTH AMERICA

5.53      5/20/98   5,000,000     4,962,842                                                5,000,000    4,962,842   04699JLS



BEAR STEARNS COS., INC.

5.55      5/8/98    10,000,000    9,943,781                                                10,000,000   9,943,781   07399H2P



BEAR STEARNS COS., INC.

5.59      5/20/98   5,000,000     4,962,297                                                5,000,000    4,962,297   07399H2Y



BEAR STEARNS COS., INC.                         5.59       6/11/98   5,000,000  4,945,567  5,000,000    4,945,567   07399H2W



BENEFICIAL CORP.

5.52      5/13/98   19,000,000    18,879,857                                               19,000,000   18,879,857  08199BFX



BENEFICIAL CORP.

5.56      5/13/98   9,000,000     8,941,620                                                9,000,000    8,941,620   08199BGF



BMW US CAPITAL CORP.                            5.65       5/26/98   2,000,000  1,983,103  2,000,000    1,983,103   06399TGU



BTAB HOLDINGS FUNDING CORP.

5.65      4/20/98   10,000,000    9,970,286                                                10,000,000   9,970,286   07099KAC



BTAB HOLDINGS FUNDING CORP.                     5.65       4/22/98   5,000,000  4,983,579  5,000,000    4,983,579   07099KAB



CAISSE DES DEPOTS ET CONSIGNS                   5.57       4/28/98   5,000,000  4,979,225  5,000,000    4,979,225   12799EEL



CHASE MANHATTAN CORP.

5.57      5/21/98   20,000,000    19,847,222                                               20,000,000   19,847,222  16161A9E



CIESCO, L.P.

5.53      5/14/98   10,000,000    9,935,483                                                10,000,000   9,935,483   1779966N



CIT GROUP, INC.                                 5.82       6/25/98   5,000,000  4,933,299  5,000,000    4,933,299   1729904M



CITIBANK CREDIT CARD MASTER

TRUST I (DAKOTA CERTIFICATE

5.53      4/22/98   9,000,000     8,971,388                                                9,000,000    8,971,388   23499JLK

PROGRAM)



CITIBANK CREDIT CARD MASTER

TRUST I (DAKOTA CERTIFICATE

5.54      5/15/98   5,000,000     4,966,572                                                5,000,000    4,966,572   23499JMA

PROGRAM)



CITIBANK CREDIT CARD MASTER

TRUST I (DAKOTA CERTIFICATE                      5.54      4/16/98   19,000,000 18,956,617 19,000,000   18,956,617  23499JLP

PROGRAM)



COMMERCIAL CREDIT GROUP, INC.

5.57      5/26/98   10,000,000    9,916,125                                                10,000,000   9,916,125   201997BY



CORESTATES BANK

5.62(A)   4/2/98    4,000,000     4,000,000                                                4,000,000    4,000,000   2186X8CA



CORESTATES BANK

5.63(A)   4/13/98   10,000,000    10,000,000                                                            10,000,000  2186X8CF

                                                                                           10,000,000



DELAWARE FUNDING CORPORATION

5.57      5/20/98   5,143,000     5,104,359                                                5,143,000    5,104,359   24699AEW



EIGER CAPITAL CORP.                               5.54     4/13/98   4,940,000  4,930,943  4,940,000    4,930,943   27699BCD



ENTERPRISE FUNDING CORP.

5.55      4/13/98   3,389,000     3,382,787                                                3,389,000    3,382,787   29399H7Y



ENTERPRISE FUNDING CORP.                          5.59     5/13/98   5,000,000  4,967,742  5,000,000    4,967,742   29399H8U



FORD MOTOR CREDIT CO.                             5.58     4/7/98    5,000,000  4,995,417  5,000,000    4,995,417   34599XMN



FORD MOTOR CREDIT CO.                             5.53     4/10/98              9,986,300  10,000,000   9,986,300   34599XMT

                                                                                           10,000,000



FORD MOTOR CREDIT CO.                             5.53     5/11/98   5,000,000  4,969,667  5,000,000    4,969,667   34599XMY



GENERAL ELECTRIC CAPITAL CORP.

5.51      6/4/98   10,000,000     9,904,000                                                10,000,000   9,904,000   36999HKG



GENERAL ELECTRIC CAPITAL CORP.

5.53      5/13/98  30,000,000     29,811,058                                               30,000,000   29,811,058  36999HLW



GENERAL ELECTRIC CAPITAL CORP.

5.54      8/6/98   10,000,000     9,809,853                                                10,000,000   9,809,853   36999HKX



GENERAL ELECTRIC CAPITAL CORP.                    5.79     4/7/98    5,000,000  4,995,333  5,000,000    4,995,333   36999HEQ



GENERAL ELECTRIC CAPITAL CORP.                    5.54     6/3/98    5,000,000  4,952,313  5,000,000    4,952,313   36999HLE



GENERAL ELECTRIC CAPITAL CORP.                    5.54     8/4/98    10,000,000 9,812,847  10,000,000   9,812,847   36999HKW



GENERAL ELECTRIC CAPITAL SERVICES, INC.

5.73      4/27/98  5,000,000      4,979,886                                                5,000,000    4,979,886   36959C9R



GENERAL ELECTRIC CO.

5.50      6/4/98   10,000,000     9,904,178                                                10,000,000   9,904,178   369999HH



GENERAL ELECTRIC CO.

5.53      4/30/98  10,000,000     9,955,936                                                10,000,000   9,955,936   369999HM



GENERAL MOTORS ACCEPTANCE CORP.

5.56      5/13/98  10,000,000     9,936,678                                                10,000,000   9,936,678   50899ACX



GENERAL MOTORS ACCEPTANCE CORP.

5.57      5/28/98  20,000,000     19,826,467                                               20,000,000   19,826,467  50899ACQ



GENERAL MOTORS ACCEPTANCE CORP.

5.58      4/22/98  15,000,000     14,951,525      5.58      4/22/98  5,000,000  4,983,842  20,000,000   19,935,367  50899ACW



GENERAL MOTORS ACCEPTANCE CORP.                   5.57      5/27/98  5,000,000  4,957,375  5,000,000    4,957,375   50899ACP



GENERAL MOTORS CORP.

5.61      4/27/98  5,000,000      4,979,850                                                5,000,000    4,979,850   3704429H



GOLDMAN SACHS GROUP, L.P.

5.69      4/13/98  10,000,000     9,981,333       5.69      4/13/98             9,981,333  20,000,000   19,962,666  696992SR

                                                                     10,000,000



GTE CORP.

5.76      4/27/98  2,900,000      2,887,999                                                2,900,000    2,887,999   362991QY



GTE CORP.

5.77      4/20/98  4,000,000      3,987,861                                                4,000,000    3,987,861   362991RC



IBM CREDIT CORP.                                  5.57      4/27/98  5,000,000  4,980,067  5,000,000    4,980,067   449991JG



KITTY HAWK FUNDING CORP.

5.58      5/13/98  2,927,000      2,907,945                                                2,927,000    2,907,945   49999VAU



MERRILL LYNCH & CO., INC.

5.59      5/26/98  20,000,000     19,831,639                                               20,000,000   19,831,639  59099GSK



MERRILL LYNCH & CO., INC.

5.59      6/15/98  20,000,000     19,770,417                                               20,000,000   19,770,417  59099GSP



MONSANTO CO.

5.51      7/9/98   5,300,000      5,221,587                                                5,300,000    5,221,587   611996KT



MONSANTO CO.

5.53      8/13/98  10,000,000     9,800,117                                                10,000,000   9,800,117   611996KX



MONSANTO CO.

5.56      8/18/98  4,000,000      3,916,600                                                4,000,000    3,916,600   611996LB



MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

5.60      6/3/98   15,000,000     14,855,100     5.60      6/3/98    5,000,000  4,951,700  20,000,000   19,806,800  61799EUT



NATIONWIDE BUILDING SOCIETY                      5.68      4/7/98    5,000,000  4,995,333  5,000,000    4,995,333   638993LW



NEW CENTER ASSET TRUST

5.51      4/22/98  5,000,000      4,984,133                                                5,000,000    4,984,133   643995RU



NEW CENTER ASSET TRUST

5.54      5/15/98  5,000,000      4,966,756      5.54      5/15/98   3,000,000  2,980,053  8,000,000    7,946,809   643995RT



NEW CENTER ASSET TRUST

5.55      5/18/98  15,000,000     14,892,879     5.55      5/18/98   5,000,000  4,964,293  20,000,000   19,857,172  643995SD



NEW CENTER ASSET TRUST

5.58      5/4/98   30,000,000     29,847,650                                               30,000,000   29,847,650  643995SN



NORWEST FINANCIAL, INC.

5.51      5/15/98  10,000,000     9,933,878                                                10,000,000   9,933,878   66999BBR



PHH CORP.

5.61      5/26/98  5,000,000      4,957,146                                                5,000,000    4,957,146   71999HHU



PREFERRED RECEIVABLES

FUNDING CORP.

5.55      4/15/98  3,060,000      3,053,455                                                3,060,000    3,053,455   74099SSL



PREFERRED RECEIVABLES

FUNDING CORP.

5.58      4/6/98   5,325,000      5,320,895                                                5,325,000    5,320,895   74099STD



THREE RIVERS FUNDING CORP.

5.58      4/21/98  4,000,000      3,987,667                                                4,000,000    3,987,667   88599SBE



TOTAL COMMERCIAL PAPER            504,755,974                                   162,089,608             666,845,582







FEDERAL AGENCIES -- 1.7%



FANNIE MAE - AGENCY COUPONS

5.59(A)   6/12/98   15,000,000    14,998,570     5.90(A)  6/12/98   5,000,000   4,999,523  20,000,000   19,998,093  31364CSN



FANNIE MAE - AGENCY COUPONS

6.06      4/15/98   10,000,000    9,999,559                                                10,000,000   9,999,559   31364CE5



TOTAL FEDERAL AGENCIES            24,998,129                                    4,999,523               29,997,652







BANK NOTES -- 16.0%



BANK OF AMERICA NATIONAL TRUST

& SAVINGS, SAN FRANCISCO

5.51      7/27/98   25,000,000    25,000,000                                               25,000,000   25,000,000  06399AGW



BANK OF AMERICA NATIONAL TRUST

& SAVINGS, SAN FRANCISCO

5.52      7/13/98   13,000,000    13,001,029                                               13,000,000   13,001,029  06399AHC



BANK ONE - COLUMBUS

5.57(A)   4/7/98    8,000,000     7,998,936                                                8,000,000    7,998,936   06420UAJ



BANKBOSTON NA

5.71      4/1/98    9,000,000     9,000,000                                                9,000,000    9,000,000   06999HAK



BANKONE, MILWAUKEE

5.62(A)   6/19/98   17,000,000    17,004,319                                               17,000,000   17,004,319  06421VAD



CORESTATES BANK

5.63(A)   4/6/98    20,000,000    20,000,000                                               20,000,000   20,000,000  2186W2BS



CORESTATES BANK

5.65      4/14/98   10,000,000    10,000,000                                               10,000,000   10,000,000  2186W2AD



FIRST BANK NA - MINNESOTA

5.65(A)   4/15/98   5,000,000     4,998,885                                                5,000,000    4,998,885   31925JBB



FIRST NATIONAL BANK OF CHICAGO, IL

5.70      2/16/99   18,000,000    17,971,058                                               18,000,000   17,971,058  9959903E



KEY BANK, NATIONAL ASSOCIATION

5.59(A)   4/1/98    15,000,000    14,994,882                                               15,000,000   14,994,882  49306BEL



KEY BANK, NATIONAL ASSOCIATION

5.64(A)   4/23/98   4,000,000     3,998,491                                                4,000,000    3,998,491   49306BDT



KEY BANK, NATIONAL ASSOCIATION

5.64(A)   4/24/98   6,000,000     5,998,906                                                6,000,000    5,998,906   49306BDD



KEY BANK, NATIONAL ASSOCIATION

5.94      9/17/98   15,000,000    14,997,341                                               15,000,000   14,997,341  49399UAS



MORGAN GUARANTY TRUST CO., NY

5.85      8/31/98   3,000,000     3,000,579                                                3,000,000    3,000,579   6189978L



MORGAN GUARANTY TRUST CO., NY

5.97      8/31/98   15,000,000    14,997,612                                               15,000,000   14,997,612  6189978K



NATIONAL CITY BANK - KENTUCKY

5.64(A)   4/6/98    10,000,000    9,995,017                                                10,000,000   9,995,017   63536QAE



NATIONAL CITY BANK - PENNSYLVANIA

5.64      4/2/98    5,000,000     4,999,249                                                5,000,000    4,999,249   63599KAA



NATIONSBANK, NA

5.54      10/19/9   20,000,000    20,000,000                                               20,000,000   20,000,000  643998AL



NATIONSBANK, NA

5.54      12/22/9   15,000,000    15,027,625                                               15,000,000   15,027,625  643998AJ



NORTHERN TRUST CO., CHICAGO

5.69(A)   4/1/98    3,000,000     2,999,491      5.69(A)  4/1/98    5,000,000   4,999,151  8,000,000    7,998,642   66586GBL



PNC BANK, NA

5.58(A)   4/16/98   15,000,000    14,993,068                                               15,000,000   14,993,068  69347KEX



PNC BANK, NA

5.64(A)   4/27/98   3,000,000     3,000,994                                                3,000,000    3,000,994   69347KCS



PNC BANK, NA

5.65(A)   4/27/98   3,000,000     2,999,731                                                3,000,000    2,999,731   69347KDT



SOUTHTRUST BANK, ALABAMA

5.65(A)   4/13/98   5,000,000     4,998,700      5.65(A)  4/13/98   1,000,000   999,740    6,000,000    5,998,440   8447HAAW



US BANK, NA

5.64(A)   4/15/98   5,000,000     4,998,400      5.64(A)  4/15/98   1,000,000   999,680    6,000,000    5,998,080   90331JAA



WACHOVIA BANK, NA

5.49      11/13/9   5,000,000     4,989,277                                                5,000,000    4,989,277   93999PAE



TOTAL BANK NOTES                  271,963,590                                   6,998,571               278,962,161







MASTER NOTES -- 5.2%



GOLDMAN SACHS GROUP, LP (C)

5.69(A)   6/13/98   40,000,000    40,000,000     5.69(A)  6/13/98   5,000,000   5,000,000  45,000,000   45,000,000  696992ST



GOLDMAN SACHS GROUP, LP (C)

5.63(A)   5/4/98    2,000,000     2,000,000                                                2,000,000    2,000,000   696992RX



J.P. MORGAN SECURITIES, INC.

5.65(A)   4/7/98    26,000,000    26,000,000                                               26,000,000   26,000,000  61999PVS



J.P. MORGAN SECURITIES, INC.

5.66(A)   4/7/98    12,000,000    12,000,000                                               12,000,000   12,000,000  61999PNS



SUNTRUST BANKS, INC.

5.64(A)   4/7/98    5,000,000     5,000,000                                                5,000,000    5,000,000   8679149S



TOTAL MASTER NOTES                85,000,000                                    5,000,000               90,000,000







MEDIUM--TERM NOTES -- 4.8%



BENEFICIAL CORP.

5.55(A)   4/11/98   2,000,000     1,999,798                                                2,000,000    1,999,798   08172MFG



GENERAL MOTORS ACCEPTANCE CORP.

5.87      5/18/98   5,000,000     5,009,471                                                5,000,000    5,009,471   37042NRC



MERRILL LYNCH & CO., INC.

5.66(A)   4/6/98    2,000,000     1,999,964      5.66(A)  4/6/98     1,000,000  999,982    3,000,000    2,999,946   59018STV



MERRILL LYNCH & CO., INC.

5.75(A)   4/1/98    5,000,000     4,999,750      5.75(A)  4/1/98     3,000,000  2,999,850  8,000,000    7,999,600   59018SXD



MORGAN STANLEY, DEAN WITTER,

DISCOVER & CO.

5.60      4/1/98    10,000,000    10,000,253                                               10,000,000   10,000,253  61745EKP



MORGAN STANLEY, DEAN WITTER,

DISCOVER & CO.

5.62      4/1/98    5,000,000     4,999,865                                                5,000,000    4,999,865   61745EKP



MORGAN STANLEY, DEAN WITTER,

DISCOVER & CO.

5.67(A)   4/1/98    15,000,000    15,000,000     5.67(A)  4/1/98     5,000,000  5,000,000  20,000,000   20,000,000  61745ELF



NEW YORK LIFE INSURANCE CO.

5.89(A)   6/23/98   15,000,000    15,000,000                                               15,000,000   15,000,000  64952G9B



NORWEST CORP.

5.67(A)   4/22/98   9,000,000     9,000,000                                                9,000,000    9,000,000   66899CDY



PACIFIC MUTUAL LIFE INSURANCE CO.

5.95(A)   6/9/98    3,000,000     3,000,000                                                3,000,000    3,000,000   694995AE

                                                                                                 (B)



TRANSAMERICA LIFE INSURANCE & ANNUITY CO.

5.70(A)   6/16/98   3,000,000     3,000,000                                                3,000,000    3,000,000   90899FAJ



TOTAL MEDIUM--TERM NOTES          74,009,101                                     8,999,832              83,008,933







SHORT--TERM NOTES -- 5.3%



CAPITAL ONE FUNDING CORP. (1994--B)

                                                 5.63(A)  4/7/98     3,899,000   3,899,000 3,899,000   3,899,000    14040G9B



CAPITAL ONE FUNDING CORP. (1994--E)

                                                 5.63(A)  4/7/98     2,225,000   2,225,000 2,225,000   2,225,000    14040G9G



CAPITAL ONE FUNDING CORP. (1995--D)

5.63(A)    4/7/98   2,792,000     2,792,000                                                2,792,000   2,792,000    14040G9N



CAPITAL ONE FUNDING CORP. (1996--G)

5.63(A)    4/7/98   3,971,000     3,971,000                                                3,971,000   3,971,000    14040GAW



CAPITAL ONE FUNDING CORP. (1997--D)

5.63(A)    4/7/98   5,000,000     5,000,000                                                5,000,000   5,000,000    14040GBE



CAPITAL ONE FUNDING CORP. (1997--F)

5.63(A)    4/7/98   5,000,000     5,000,000                                                5,000,000   5,000,000    14040GBC



CAPITAL ONE FUNDING CORP. (1997--G)

5.63(A)    4/7/98   8,000,000     8,000,000                                                8,000,000   8,000,000    14040GBF



LIQUID ASSET BACKED SECURITIES TRUST (1997--5) (B)

                                                5.67(A)  4/17/98     4,000,000   4,000,000 4,000,000   4,000,000    535912AT



SMM TRUST (1997--I) (B)

5.69(A)    4/29/98   4,000,000    4,000,000                                                4,000,000   4,000,000    784568CL



SMM TRUST (1997--P) (B)

5.69(A)    4/16/98   2,000,000    2,000,000     5.69(A)  4/16/98     2,000,000   2,000,000 4,000,000   4,000,000    784568CQ



SMM TRUST (1997--X) (B)

5.69(A)    4/13/98   7,000,000    7,000,000     5.69(A)  4/13/98     6,000,000   6,000,000 13,000,000  13,000,000   784568CN



STRATEGIC MONEY MARKET TRUST (1997--A) (B)

5.69(A)    6/23/98   15,000,000   15,000,000    5.69(A)  6/23/98                 10,000,000 25,000,000 25,000,000   86276PAA

                                                                     10,000,000



STRATEGIC MONEY MARKET TRUST (1998--B) (B)

5.69(A)    4/6/98    9,000,000    9,000,000     5.69(A)  4/6/98      3,000,000   3,000,000  12,000,000 12,000,000   86276PAC



TOTAL SHORT--TERM NOTES           61,763,000                                     31,124,000            92,887,000







REPURCHASE AGREEMENTS -- 10.2%



                      MATURITY                                       MATURITY              MATURITY



IN A JOINT TRADING

ACCOUNT               AMOUNT                                         AMOUNT                AMOUNT



(U.S. GOVERNMENT OBLIGATIONS)



DATED 3/31/98 DUE 4/1/98:

      AT              58,719,695  58,710,000                                               58,719,695 58,710,000    65799LHM

      5.94%



DATED 3/31/98 DUE 4/1/98:

      AT              35,005,807  35,000,000                                               35,005,807 35,000,000    65799LHH

      5.97%



DATED 3/31/98 DUE 4/1/98:

      AT              75,012,673  75,000,000                                               75,012,673 75,000,000    65799LHD

      6.08%



(U.S. TREASURY OBLIGATIONS):



DATED 3/31/98 DUE 4/1/98

      AT              11,151,841  11,150,000                            11,151,841 11,150,000                       65799LHL

      5.94%



TOTAL REPURCHASE AGREEMENTS       168,710,000                                      11,150,000          179,860,000











TOTAL INVESTMENTS - 100%          1,346,183,231                                    400,347,787         1,746,531,018







TOTAL COST FOR INCOME

TAX PURPOSES                      1,346,183,231                                    400,347,787         1,746,531,018







LEGEND







(A)  THE COUPON RATE SHOWN ON FLOATING OR ADJUSTABLE RATE

SECURITIES REPRESENT THE



RATE AT PERIOD END.  THE DUE DATES ON THESE TYPES OF SECURITIES

REFLECT THE NEXT



INTEREST RATE RESET DATE OR, WHEN APPLICABLE, THE FINAL MATURITY

DATE.







(B)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE

SECURITIES ACT OF



1933.  THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS

EXEMPTED FROM REGISTRATION,



NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.  AT THE PERIOD END,

THE VALUE OF THESE



SECURITIES AMOUNTED TO $40,000,000 OR 3.1% OF NET ASSETS OF

DOMESTIC PORFOLIO,



AND $25,000,000 OR 6.2% OF THE NET ASSETS FOR RATED MONEY

MARKET.







(C)   RESTRICTED SECURITIES -- INVESTMENTS IN SECURITIES NOT    ACQUIS                ACQUISITION

REGISTERED UNDER THE                                            ITION



SECURITIES ACT OF 1933.                                         DATE      COST        DATE      COST           TOTAL COST







GOLDMAN SACHS GROUP, LP, 5.69%, 6/13/98                         3/10/98  $40,000,000  35,864    $ 5,000,000    $45,000,000



GOLDMAN SACHS GROUP, LP, 5.63%, 5/4/98                          8/5/97   $2,000,000                            $2,000,000







OTHER INFORMATION







AT THE END OF THE PERIOD, RESTRICTED SECURITIES (EXCLUDING 144A

ISSUES) AMOUNTED



TO $42,000,000 OR 3.3% OF NET ASSETS FOR DOMESTIC PORTFOLIO

AND $5,000,000



OR 1.2% OF NET ASSETS FOR RATED MONEY MARKET PORTFOLIO.

















                                             COLCHESTER STREET TRUST: DOMESTIC PORTFOLIO



                                       COLCHESTER STREET TRUST: RATED MONEY MARKET PORTFOLIO



                             PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES AS OF MARCH 31, 1998



                                                                (UNAUDITED)







                      COLCHESTER STREET TRUST:



                      DOMESTIC                RATED MONEY                              PRO FORMA               PRO FORMA

                      PORTFOLIO               MARKET PORTFOLIO       COMBINED          ADJUSTMENTS             COMBINED

 ASSETS



INVESTMENT IN

SECURITIES, AT VALUE



  - SEE ACCOMPANYING

    SCHEDULE         $1,346,183,231           $400,347,787           $1,746,531,018          -                $1,746,531,018



CASH                  515                      526                    1,041                  -                 1,041



RECEIVABLE FOR

INVESTMENTS SOLD      100,000                  55,000                 155,000

                                                                                             -                 155,000



INTEREST

RECEIVABLE            6,416,788                2,448,432              8,865,220              -                 8,865,220



TOTAL ASSETS          1,352,700,534            402,851,745            1,755,552,279          -                 1,755,552,279







LIABILITIES



PAYABLE FOR

INVESTMENTS

PURCHASED            $71,456,785              $-                     $71,456,785             -                 71,456,785



DISTRIBUTIONS

PAYABLE               2,341,963                173,450                2,515,413              -                 2,515,413



ACCRUED MANAGEMENT

FEE                   180,624                  56,753                 237,377                -                 237,377



DISTRIBUTION FEES

PAYABLE               19,825                   20,059                 39,884                 -                 39,884



OTHER PAYABLES AND

ACCRUED EXPENSES      115,380                  73,815                 189,195                -                 189,195



     TOTAL

     LIABILITIES      74,114,577               324,077                74,438,654             -                 74,438,654







NET ASSETS           $1,278,585,957           $402,527,668           $1,681,113,625       $  -                $1,681,113,625







NET ASSETS CONSIST OF:



PAID IN CAPITAL      $1,278,715,097           $402,559,052           $1,681,274,149          -                $1,681,274,149



ACCUMULATED

UNDISTRIBUTED NET



     REALIZED GAIN

    (LOSS) ON

    INVESTMENTS       (129,140)                (31,384)               (160,524)              -                 (160,524)



NET ASSETS           $1,278,585,957           $402,527,668           $1,681,113,625       $  -                $1,681,113,625











CLASS I



NET ASSETS           $1,170,833,137           $303,826,094           $1,474,659,231       $  -                $1,474,659,231



NET ASSET VALUE,

OFFERING PRICE AND



  REDEMPTION PRICE

  PER SHARE          $1.00                    $1.00                                                           $1.00



  SHARES

  OUTSTANDING         1,170,937,082            303,901,525            1,474,838,607          -                 1,474,838,607







CLASS II



NET ASSETS           $34,455,169              $23,321,405            $57,776,574          $  -                $57,776,574



NET ASSET VALUE,

OFFERING PRICE AND



  REDEMPTION PRICE

  PER SHARE          $1.00                    $1.00                                                           $1.00



SHARES OUTSTANDING    34,458,227               23,327,195             57,785,422             -                 57,785,422





CLASS III



NET ASSETS           $73,297,651              $75,380,169            $148,677,820         $  -                $148,677,820



NET ASSET VALUE,

OFFERING PRICE AND



  REDEMPTION PRICE

  PER SHARE          $1.00                    $1.00                                                           $1.00



  SHARES OUTSTANDING  73,304,158               75,398,884             148,703,042            -                 148,703,042













                                             COLCHESTER STREET TRUST: DOMESTIC PORTFOLIO

                                        COLCHESTER STREET TRUST: RATED MONEY MARKET PORTFOLIO

                                             PRO FORMA COMBINING STATEMENT OF OPERATIONS

                                                      YEAR ENDED MARCH 31, 1998

                                                              (UNAUDITED)







                      COLCHESTER STREET TRUST:



                      DOMESTIC                RATED MONEY                              PRO FORMA               PRO FORMA

                      PORTFOLIO               MARKET PORTFOLIO       COMBINED          ADJUSTMENTS             COMBINED





INTEREST INCOME



Interest Income       $70,852,871             $22,589,605            $93,442,476       -                       $93,442,476







EXPENSES







Management fee                                  1,408,420             3,895,305        (615,892)    (a)         3,279,413

                        2,486,885



Transfer agent fees



  Class I               431,378                 30,043                461,421           16,040      (b)         477,461



  Class II              5,016                   801                   5,817             3,146       (b)         8,963



  Class III             25,088                  2,353                 27,441            2,791       (b)         30,232



Distribution fees



  Class II              16,366                  41,909                58,275            774         (b)         59,049



  Class III             213,409                 116,323               329,732           249         (b)         329,981



Accounting fees

and expenses            143,578                 20,711                164,289           8,689       (b)         172,978



Non-interested

trustees'

compensation            7,899                   1,109                 9,008             1,411       (b)         10,419



Custodian fees

and expenses            30,960                  8,659                 39,619            1,219       (b)         40,838



Registration fees       134,938                 21,726                156,664           79,916      (c)         236,580



Audit                   14,895                  24,195                39,090            (6,090)     (d)         33,000



Legal                   6,488                   427                   6,915             1,643       (b)         8,558



Miscellaneous           13,267                  500                   13,767            3,733       (b)         17,500



  Total expenses

  before reductions     3,530,167               1,677,176                               (502,371)               4,704,972

                                                                      5,207,343



  Expense reductions    (824,131)               (731,960)             (1,556,091)       505,710     (e)         (1,050,381)



  Total expenses        2,706,036               945,216               3,651,252         3,339                   3,654,591



NET INTEREST INCOME     68,146,835              21,644,389            89,791,224        (3,339)                 89,787,885







NET REALIZED GAIN

(LOSS) ON INVESTMENTS   (4,895)                 (15,808)              (20,703)          -                       (20,703)







NET INCREASE

(DECREASE) IN NET



  ASSETS RESULTING

  FROM OPERATIONS       $68,141,940            $21,628,581             89,770,521      $(3,339)                $89,767,182





















CAPITALIZATION







  The following table shows the capitalization of the funds as of March 31, 1998 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.















                          DOMESTIC            RATED MM            COMBINED







  NET ASSET VALUE         $1,170,833,137      $303,826,094        $1,474,659,231



                          $34,455,169         $23,321,405         $57,776,574



                          $73,297,651         $75,380,169         $148,677,820







  SHARES                   1,170,937,082       303,901,525         1,474,838,607



  OUTSTANDING              34,458,227          23,327,195          57,785,422



                           73,304,158          75,398,884          148,703,042






Colchester Street Trust: Domestic Portfolio

Colchester Street Trust: Rated Money Market Portfolio

Notes to Pro Forma Combining Financial Statements

(Unaudited)

 The accompanying unaudited Pro Forma Combining Schedule of

Investments and Statement of Assets and Liabilities as of  March 31,

1998 and the unaudited Pro Forma Combining Statement of Operations for the year ended March 31, 1998 are intended to present the financial condition and related results of operations of Colchester Street

Trust: Domestic Portfolio as if the reorganization with Colchester

Street Trust: Rated Money Market Portfolio had been consummated at

April 1, 1997.  Had the pro forma adjustments not included the effect of the expense limitations, Pro Forma Combined Expense reductions would have been $11,885, resulting in Pro Forma Combined Net Interest

Income and Pro Forma Combined Net Increase in Net Assets resulting from operations of $88,749,389 and $88,728,686, respectively.

Prior to January 1, 1998, FMR paid all expenses except the

compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses for Rated Money Market Portfolio.  FMR received a fee that was computed daily at an annual rate of 0.42% of Rated Money Market

Portfolio's average daily net assets.  Effective January 1, 1998, the expense structure changed to where FMR received a fee that was computed daily at an annual rate of 0.20% of average net assets and

Rated Money Market Portfolio would be responsible for paying other expenses such as transfer agent, accounting, legal, audit and custodian fees.



 The pro forma adjustments to these pro forma financial statements are comprised of:

(a) Decrease in management fee reflects Colchester Street Trust:

Domestic Portfolio's management fee rate applied to the combined fund's average net assets.



(b) Increase in fees reflects contractual rates charged against combined average net assets.

(c) Increase in fees reflects net increase in costs incurred as a result of the reorganization offset with savings in duplicate charges.

(d)  Decreases in fees reflects elimination of duplicated services or charges.

(e) Decrease in Reimbursement to offset reduction of management fees from Colchester Street Trust: Rated Money Market's rate.

 The unaudited pro forma combining statements should be read in conjunction with the separate annual audited financial statements as of March 31, 1998 for Colchester Street Trust: Domestic Portfolio and

Rated Money Market Portfolio, which are incorporated by reference in the Statement of Additional Information to this Proxy Statement and

Prospectus.